N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: May 31st

Date of reporting period: May 31, 2020

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Short Term Government Fund

Annual Report | May 31, 2020

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian UMB Bank 928 Grand Blvd, Kansas City, MO 64106
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 151 N. Franklin Street, Suite 575 Chicago, IL 60606

*The Fund is distributed through Integrity Funds Distributor, LLC. Member FINRA

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge.  You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593.  Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY SHORT TERM GOVERNMENT FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Short Term Government Fund (the “S-T Gov Fund” or “Fund”) for the year ended May 31, 2020.  The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

Trade policy uncertainty persisted and global economic growth deteriorated during the summer of 2019.  There was also increasing concern that the so-called flow of quantitative easing was turning into the ebb of quantitative tightening.  This fed investor concern of over-restrictive monetary policy.  In July 2019, the Federal Open Market Committee (the “FOMC”) cut interest rates by 0.25% for the first time since the financial crisis and decided to end balance sheet runoff.  The Federal Reserve (the “Fed”) again lowered the Fed Funds rate target range by 0.25% in September to 1.75-2%.  Chair Powell characterized the cuts as part of a “mid-cycle adjustment” to ensure against the downside risks from weak global growth and trade policy uncertainty, and to accelerate the return of inflation to the 2% target.

In October, the FOMC delivered its third 0.25% rate cut of the year and indicated that it intended the cut to be the last of this “mid-cycle adjustment” (total 0.75%).  Market sentiment substantially improved as the U.S. and China finally announced a “Phase 1” agreement in December even though full details of the potential deal were not released.  Other positive factors included the FOMC’s guidance of unchanged policy rate until there was “a significant move up in inflation”; the ECB announcement of the Corporate Sector Purchase Program; and an orderly exit of the UK from the EU.  As a result, at year end, the market was expecting a resilient 2020.

Instead, the COVID-19 pandemic produced a global exogenous shock with far reaching social and economic ramifications in the new year.  By the end of the first quarter, jobless claims had increased by 10 million, translating into approximately 6% added to the U.S. unemployment rate.  Relative to the 2008/09 financial crisis led by the housing market, the health crisis was more damaging to economic activity given the shutdowns across the nation and unknown timing of when normal societal order would resume.  While the U.S. economy shrank at a -5% annual rate in the first quarter, Bloomberg consensus is forecasting a -35% (annualized) drop in the second quarter.

The rapid deterioration in financial conditions was met with an unprecedented global policy response.  On the fiscal side, a relief package worth about 10% of U.S. GDP was signed into law at the end of March.  The package included measures to support both individuals (cash payments and extended unemployment benefits) and small and medium-sized businesses (emergency grants and forgivable loans).  On the monetary policy side, the Fed cut the Fed Funds rate to zero; in essence, launching another Quantitative Easing program (QE4), starting with unlimited purchases of Treasury and Agency Mortgage-backed Securities (MBS).

The Federal Reserve’s array of programs have since extended to buying private company’ and local government debt and making loans to midsize businesses, as it strengthened its effort to “bridge across temporary (economic) interruptions” caused by the pandemic.  Capital markets recovered strongly in April.  May further provided a glimmer of hope that the worst of the crisis may be over as some states beginning to open.  Many risk assets retraced a large part of Q1 losses as investors flush with liquidity continued to ramp up purchases.

Portfolio Performance and Positioning

For the year ended May 31, 2020, the Integrity Short Term Government Fund returned 3.25%* (Class I Shares, net of fees) compared to its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index, which returned 4.58%, and the Morningstar Short Government category’s period return of 4.09%.   The Fund’s underperformance was driven entirely by the extreme outperformance of U.S. Treasuries amidst the onset of the COVID-19 crisis in March 2020.  While Agency MBS performed well in relative terms, Treasuries outpaced all other assets classes by a wide margin during the month.  That said, looking forward, the furious rally in Treasuries has the 2 Year Treasuries yielding 0.18% as of May 31, 2020, compared to the 1.9% yield-to-maturity of our portfolio of well-structured Agency MBS.

Market Outlook

Unlike 2008, this is not a housing crisis.  The Fed has purchased over $750bn of Agency MBS since March under QE4.  In addition, unemployment benefits under the CARES act also are helping both mortgage borrowers and multifamily tenants, as forbearance levels under the various government sponsored and private programs continue to plateau.  While the time required for the U.S. economy to fully recover remains unknown, as the economy reopens, job market conditions coupled with a pullback in benefits will determine housing and mortgage market performance.

On the interest rate front, the Fed will be on hold in the foreseeable future as Chair Powell commented “the FOMC is not even thinking about thinking about raising rates”.  In addition to asset purchases, forward guidance and (potentially) yield curve control should further anchor the short to intermediate part of the yield curve to an effective lower bound.  Low interest rate volatility benefits Agency MBS investors given investors are short the prepayment options.

As it relates to MBS, given the large recent decline in mortgage rates, refinancing risk is front and center in the mind of investors.  Prepayments have generally exceeded expectations over last 2 months as flexibility on income verification and appraisals more than offset social distancing and originator capacity.  Primary and secondary spreads remain wide implying potentially even lower mortgage rates.  We prefer 2016 and earlier vintages given the underlying borrowers either have low mortgage rates already, or have passed up multiple opportunities to refinance.

The FOMC committed in its June meeting to maintain at least the current pace of MBS purchases of 40bn per month.  The Fed is projected to own over 30% of the MBS market by year end.  The continued purchase of Agency MBS provides a floor to Agency valuations in our view.  Other Agency sectors, in particular Agency CMBS, should also benefit from the Fed’s asset purchase program, and certain sub-sectors such as interest only securities offer further upside as the market normalizes.

If you would like more frequent updates, please visit the Fund’s website at integrityvikngfunds.com for daily prices along with Fund information.

Sincerely,

M.D. Sass Investor Services Team

The views expressed are those of M.D. Sass Investor Services, Inc., sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.28% (annualized) and 1.21% for Class A and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.80% and 0.55% for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY SHORT TERM GOVERNMENT FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended May 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	N/A	N/A	N/A	N/A	1.22%
Class A With sales charge (5.00%)	N/A	N/A	N/A	N/A	-2.26%
Class I Without sales charge	3.25%	2.50%	1.69%	N/A	1.49%
* January 21, 2020 for Class A; June 30, 2011 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.28% (annualized) and 1.21% for Class A and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.80% and 0.55% for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY SHORT TERM GOVERNMENT FUND

PORTFOLIO MARKET SECTORS May 31, 2020

Mortgage Backed Securities	96.1%
Cash Equivalents and Other	2.2%
U.S. Government Notes/Bonds	1.7%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS May 31, 2020

	Principal	Fair
	Amount	Value
MORTGAGE BACKED SECURITIES (96.1%)

Fannie Mae Pool
890156, 5.000%, 05/01/23	$3,400	$3,581
995865, 4.500%, 07/01/24	56,715	60,272
AL9541, 3.500%, 12/01/26	151,479	159,853
47935, 4.852% (11th District Cost of Funds Index + 1.250%), 05/01/27 (a)	916	922
AL8046, 3.500%, 01/01/28	604,927	638,912
AL6206, 3.500%, 06/01/28	314,591	332,351
252284, 6.500%, 01/01/29	64,596	74,002
323591, 6.500%, 03/01/29	15,068	16,928
AL5259, 3.500%, 05/01/29	231,814	245,685
BM4202, 3.500%, 12/01/29	153,319	162,421
AL9858, 3.000%, 03/01/30	249,793	263,606
AS5093, 2.500%, 06/01/30	604,089	638,270
BM1231, 3.500%, 11/01/31	364,310	385,226
MA0949, 3.500%, 01/01/32	99,622	106,853
BM1244, 3.500%, 06/01/32	340,810	361,301
BM3428, 3.500%, 01/01/33	124,011	131,596
BJ0664, 3.000%, 03/01/33	180,911	192,282
555326, 5.500%, 04/01/33	138,533	160,715
555531, 5.500%, 06/01/33	122,253	141,230
555592, 5.500%, 07/01/33	33,410	38,819
748375, 3.790% (12 Month LIBOR USD + 1.119%), 08/01/33 (a)	1,464	1,473
FM2209, 3.500%, 01/01/35	173,497	184,227
888073, 5.500%, 02/01/35	23,702	27,367
AL7654, 3.000%, 09/01/35	261,509	276,534
745751, 5.500%, 09/01/35	31,124	36,343
MA3071, 4.000%, 07/01/37	220,229	237,994
FM1487, 4.000%, 09/01/39	77,995	83,544
MA4045, 2.000%, 06/01/40	400,000	410,584
MA4054, 2.500%, 06/01/40	400,000	415,315
MA3101, 4.5000%, 08/01/47	265,077	288,265
BK5090, 4.5000%, 05/01/48	187,176	202,467
		6,278,938
Fannie Mae REMICS
2005-62, 4.750%, 07/25/35	2,324	2,356

Fannie Mae-Aces
2013-M13, 2.447%, 09/25/20 (b)	94,412	94,588
2011-M4, 3.726%, 06/25/21	184,672	188,116
2011-M8, 2.922%, 08/25/21	186,074	189,124
		471,828
FHLMC-GNMA
G023, 0.620% (1 Month LIBOR USD + 0.450%), 11/25/23 (a)	$49,697	$49,664

Freddie Mac Gold Pool
G13272, 4.500%, 08/01/20	42	44
G11838, 6.000%, 08/01/20	53	53
G14904, 4.500%, 12/01/21	1,257	1,325
G13007, 5.000%, 03/01/23	19,957	21,023
G13390, 6.000%, 01/01/24	15,964	16,638
G14160, 6.000%, 01/01/24	746	754
G13610, 5.500%, 02/01/24	14,828	15,559
G13692, 5.500%, 02/01/24	7,895	8,234
J12635, 4.000%, 07/01/25	42,288	44,824
G30289, 7.000%, 09/01/25	47,906	49,951
J13273, 3.500%, 10/01/25	65,521	69,158
G14350, 4.000%, 12/01/26	68,118	72,387
G14441, 4.000%, 03/01/27	155,770	166,408
G16406, 3.000%, 01/01/28	168,976	178,278
G18524, 3.000%, 09/01/29	302,164	319,149
ZS8598, 3.000%, 02/01/31	350,296	370,161
G18601, 3.000%, 05/01/31	403,242	426,237
G18605, 3.000%, 06/01/31	268,682	284,019
G18612, 3.000%, 09/01/31	450,386	476,641
G18655, 3.000%, 08/01/32	473,178	498,930
ZS8670, 3.500%, 09/01/32	409,645	433,831
ZS8686, 3.000%, 02/01/33	293,886	310,200
G01584, 5.000%, 08/01/33	59,207	67,783
G04913, 5.000%, 03/01/38	55,005	63,160
H09207, 6.500%, 08/01/38	16,386	18,299
ZT1348, 3.500%, 10/01/38	269,320	284,354
RB5012, 3.500%, 10/01/39	87,742	93,017
		4,290,417
Freddie Mac Multifamily Structured Pass Through Certificates
K714, 1.010% 10/25/20 (b)(c)	6,837,206	520
Q001, 1.701% 04/25/21	170,772	171,432
K023, 1.357% 08/25/22 (b)(c)	4,374,959	98,892
K720, 0.638% 08/25/22 (b)(c)	9,069,231	73,370
K030, 2.779%, 09/25/22	274,407	280,834
KI01, 0.490% (1 Month LIBOR USD + 0.160%), 09/25/22 (a)	47,487	47,394
K724, 0.380% 11/25/23 (b)(c)	4,937,537	39,871
Q009, 0.533%, 04/25/24	460,763	459,714
KJ27, 2.092% 07/25/24	115,014	118,597
KJ28, 1.766% 02/25/25	397,647	410,171
K057, 1.323% 07/25/26 (b)(c)	2,660,076	155,151
Q004, 2.954% 01/25/46 (b)	567,325	558,903
Q007, 2.980% 10/25/47 (b)	156,823	162,617
		2,577,466
Freddie Mac REMICS
3033, 4.500%, 09/15/20	70	70
2649, 3.500%, 07/15/23	3,172	3,185
2824, 5.000%, 07/15/24	2,772	2,925
3784, 4.000%, 01/15/26	17,261	17,981
2344, 6.500%, 08/15/31	16,975	19,736
4818, 3.500%, 03/15/45	190,647	198,760
4824, 4.000%, 06/15/46	276,462	288,703
		531,360
Freddie Mac Structured Pass Through Certificates
2017-SR01, 2.750%, 11/25/22	250,000	257,574

FRESB Mortgage Trust
2015-SB2, 2.086% (1 Month LIBOR USD + 0.700%), 07/25/35 (a)	184,700	184,972
2015-SB7, 2.370% (1 Month LIBOR USD + 0.700%), 09/25/35 (a)	497,940	499,120
2016-SB13, 2.060% (1 Month LIBOR USD + 0.700%), 01/25/36 (a)	324,169	325,470
2016-SB16, 2.130% (1 Month LIBOR USD + 0.700%), 05/25/36 (a)	$343,059	$343,780
2019-SB60, 3.070% (1 Month LIBOR USD + 0.700%), 01/25/39 (a)	480,785	513,816
2015-SB3, 1.030% (1 Month LIBOR USD + 0.700%), 08/25/42 (a)	3,963	3,960
		1,871,118
Ginnie Mae I Pool
782618, 4.500%, 04/15/24	149,426	156,817
741854, 4.000%, 05/15/25	82,363	87,082
MA5468, 5.000%, 09/20/48	240,520	262,523
		506,422
Government National Mortgage Association
2013-101, 0.514% 05/16/35	168,863	168,102
2013-116, 3.000%, 09/20/41	472,441	482,224
2013-55, 1.579% 12/16/42	312,699	313,372
2015-97, 2.400% 04/16/43	483,524	490,917
2013-107, 0.403%, 11/16/47 (b)(c)	3,760,855	51,347
2013-15, 0.614%, 08/16/51 (b)(c)	4,939,428	129,230
2013-7, 0.327%, 05/16/53 (b)(c)	6,255,986	116,449
2013-1, 0.618%, 02/16/54 (b)(c)	4,187,886	123,145
2013-17, 0.715%, 06/16/54 (b)(c)	5,678,300	140,935
2013-40, 0.738%, 06/16/54 (b)(c)	4,029,716	129,954
2013-105, 0.418%, 06/16/54 (b)(c)	3,327,845	42,996
2013-101, 0.499%, 10/16/54 (b)(c)	4,601,303	95,196
2013-156, 0.654%, 06/16/55 (b)(c)	4,765,438	122,524
2014-155, 1.105%, 08/16/55 (b)(c)	1,305,120	64,410
2014-54, 0.416%, 09/16/55 (b)(c)	5,013,534	121,413
2014-1, 0.325%, 09/16/55 (b)(c)	6,091,854	115,757
2014-73, 0.568%, 04/16/56 (b)(c)	4,724,282	125,071
2014-120, 0.680%, 04/16/56 (b)(c)	2,153,818	66,844
2014-138, 0.721%, 4/16/56 (b)(c)	1,723,904	73,721
2015-130, 0.844%, 07/16/57 (b)(c)	2,679,009	106,587
2018-170, 0.717%, 11/16/60 (b)(c)	1,256,656	94,930
2020-H04, 1.806%, 02/20/70 (b)(c)	1,081,978	100,252
		3,275,376
Seasoned Credit Risk Transfer Trust Series
2018-3, 3.500%, 08/25/57	117,620	125,533

TOTAL MORTGAGE BACKED SECURITIES (Cost: $22,477,687)		$20,238,052

U.S. GOVERNMENT NOTES/BONDS (1.7%)
United States Treasury Inflation Indexed Bonds
0.625%, 04/15/23	342,943	351,496
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $345,456)		$351,496

SHORT-TERM INVESTMENTS (6.6%)
Morgan Stanley Institutional Liquidity Fund, 0.090% (d)	1,393,469	1,393,469
TOTAL SHORT-TERM INVESTMENTS (Cost $1,393,469)		$1,393,469

TOTAL INVESTMENTS (Cost $24,216,612) (104.4%)		$21,983,017

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.4%)		$(930,526)

NET ASSETS (100.0%)		$21,052,491

(a) Variable rate security; the rate shown represents the rate at May 31, 2020. The coupon may be fixed for a period of time
(b) Variable rate security; the rate shown represents the rate at May 31, 2020. The coupon is based on an underlying pool of loans.
(c) Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d) Seven day yield as of May 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities | May 31, 2020

Short Term
Government
Fund
ASSETS
Investments in securities, at cost	$24,216,612

Investments in securities, at value	$21,983,017
Receivable for Fund shares sold	140,000
Accrued interest receivable	92,704
Receivable from affiliate	9,110
Prepaid expenses	20,169
Total assets	$22,245,000

LIABILITIES
Payable for securities purchased	$995,369
Payable for Fund shares redeemed	1,603
Trustees’ fees payable	643
Payable to affiliates	13,106
Accrued expenses	19,629
Disbursements in excess of demand deposit cash	162,159
Total liabilities	$1,192,509

NET ASSETS	$21,052,491

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$28,072,176
Distributable earnings (accumulated losses)	(7,019,685)

NET ASSETS	$21,052,491

Net Assets - Class A	$14,532
Net Assets - Class I	$21,037,959
Shares outstanding - Class A	1,577
Shares outstanding - Class I	2,283,506
Net asset value per share - Class A*	$9.21
Maximum sales charge - Class A	2.00%
Public offering price per share - Class A	$9.40
Net asset value per share - Class I	$9.21

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations | For the year ended May 31, 2020

Short Term
Government
Fund
INVESTMENT INCOME
Interest Income	$766,088
Total investment income	$766,088

EXPENSES
Investment advisory fees	$52,151
Distribution (12b-1) fees - Class A	11
Transfer agent fees	18,006
Administrative service fees	62,223
Professional fees	4,031
Chief Compliance Officer fees	7,503
Reports to shareholders	3,428
License, fees, and registrations	14,750
Audit fees	18,880
Trustees’ fees	2,837
Transfer agent out-of-pockets	6,427
Custodian fees	6,260
Legal fees	9,382
Insurance expense	1,369
Tax expense	2,067
Total expenses	$209,325
Less expenses waived or reimbursed (See Note 7)	(113,704)
Total net expenses	$95,621

NET INVESTMENT INCOME (LOSS)	$670,467

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$9,066
Net change in unrealized appreciation (depreciation) of investments	(116,565)
Net realized and unrealized gain (loss) on investments	$(107,499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$562,968

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Short Term
	Government
	Fund
	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$670,467	$606,470
Net realized gain (loss) from investment transactions	9,066	5,547
Net change in unrealized appreciation (depreciation) of investments	(116,565)	(123,497)
Net increase (decrease) in net assets resulting from operations	$562,968	$488,520

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A*	$(217)	$0
Distributions - Class I	(718,637)	(646,655)
Total distributions	$(718,854)	$(646,655)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A*	$14,520	$0
Proceeds from sale of shares - Class I	8,448,253	403,802
Proceeds from reinvested dividends - Class A*	42	0
Proceeds from reinvested dividends - Class I	657,568	581,346
Cost of shares redeemed - Class A*	0	0
Cost of shares redeemed - Class I	(5,329,648)	(6,838,074)
Net increase (decrease) in net assets resulting from capital share transactions	$3,790,735	$(5,852,926)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,634,849	$(6,011,061)
NET ASSETS, BEGINNING OF YEAR	17,417,642	23,428,703
NET ASSETS, END OF YEAR	$21,052,491	$17,417,642

*Class A operations commenced on January 21, 2020.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of six series.

Integrity Short Term Government Fund (the “S-T Gov Fund” or the “Fund”), a diversified fund, seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

On July 11, 2019, the Trust for Professional Managers Board of Trustees approved the reorganization of M.D. Sass Short Term Government Agency Fund (the “Predecessor Fund”) into the Integrity Short Term Government Fund (the “Successor Fund”). The reorganization was also approved by the Fund’s shareholders at a special meeting held on November 15, 2019. Effective at the close of business on January 17, 2020, the Successor Fund acquired all of the assets and liabilities of the corresponding Predecessor Fund in a tax-free exchange for shares of beneficial interest of the Successor Fund. As a result of the reorganization, the Successor Fund is the accounting successor of the Predecessor Fund. The reorganization was accomplished by a tax-free exchange of shares of the Predecessor Fund's shares, value at the Predecessor Fund's net assets for the exact same shares and value of the Successor Fund's shares. For financial reporting purposes, assets received and shares issued by the Successor Fund was recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Successor Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the Shares outstanding, net assets, Accumulated undistributed net realized gain (loss) on investments, Accumulated undistributed net investment income (loss) and Unrealized appreciation (depreciation) on investments were as followed:

		Accumulated	Accumulated net	Unrealized
	Shares	undistributed net	realized (loss) on	appreciation on
Net Assets	Outstanding	investment income/(loss)	investments	investments
$15,485,203	1,671,762	$46,989	($4,757,194)	($2,233,164)

The Fund in the offers Class A and I shares. The Class A shares are sold with an initial sales charge of 2.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class A shares commenced operations on January, 21, 2020. Class I shares are sold without a sales charge or distribution fee. The two classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—The Fund records investments at fair value. Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Fund’s administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Fund’s investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

Contingent deferred sales charge—Class A shares of $200,000 or more may be subject to a 0.40% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund is a separate taxpayer for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended May 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended May 31, 2020, the Fund did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities.

Cash and cash equivalents—The Fund considers investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Gains and losses on principal payments of mortgage-backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statement of Operations. Interest income and estimated expenses are accrued daily. The Fund will declare and pay dividends from net investment income monthly. Dividends are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. The Fund does not have any permanent differences in the current year.

Use of estimates—The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated to each series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Multiple class allocations—The Fund uses the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

Fixed Income:	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$0	$20,238,052	$0	$20,238,052
U.S. Government Notes/Bonds	0	351,496	0	351,496
Total Fixed Income	$0	$20,589,548	$0	$20,589,548
Short-Term Investments	$1,393,469	$0	$0	$1,393,469
Total	$1,393,469	$20,589,548	$0	$21,983,017

The Fund measures Level 3 activity as of the end of the period. For the year ended May 31, 2020, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2020, were as follows:

Purchases	$ 15,133,842
Sales	$ 10,799,731

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Class A	Year Ended 5/31/20	Year Ended 5/31/19
Shares sold	1,573	0
Shares issued from reinvestments	4	0
Shares redeemed	0	0
Net increase (decrease)	1,577	0

Class I
Shares sold	913,879	43,403
Shares issued from reinvestments	71,068	62,710
Shares redeemed	(574,340)	(736,789)
Net increase (decrease)	410,607	(630,676)

NOTE 6: Income Tax Information

At May 31, 2020, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

Investments at cost	$24,216,612
Unrealized appreciation	$594,761
Unrealized depreciation	(2,828,356)
Net unrealized appreciation	$(2,233,595)

The tax character of distributions paid was as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income	$718,854	$646,655
Long-term gains	0	0

As of May 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$250
Undistributed long-term gains	0
Capital loss carryforward	(4,786,340)
Unrealized appreciation/(depreciation)	(2,233,595)
Total accumulated earnings/(deficit)	$(7,019,685)

The Fund’s capital loss carryforward amounts as of May 31, 2020 are as follows:

Non-expiring S-T losses	$3,948,537
Non-expiring L-T losses	837,803
Total	$4,786,340

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Fund’s investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Fund’s underwriter and distributor; and Integrity Fund Services, the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Fund’s sponsor.  M.D. Sass Investor Services, Inc. is the sub-adviser. A Trustee of the Fund is also a Governor of Corridor.

Effective January 18, 2020, VFM began providing investment advisory and management services to the Fund. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of 0.30% of the Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed 0.80% and 0.55% for Class A and I, respectively. After January 18, 2022, the expense limitations may be terminated or revised. Amounts incurred during the period from January 18, 2020 to May 31, 2020 are reflected as Investment advisory fees and expenses waived or reimbursed on the Statement of Operations and the table below.

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Fund are also Officers and Governors of VFM.

Year Ended 5/31/20			Payable 5/31/20
Advisory	Waived	Reimb.	Advisory	Waived	Reimb.
$19,979	$19,979	$11,568	$5,235	$5,235	$3,876

VFM is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which VFM waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the VFM only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Amounts waived or reimbursed by the VFM prior to January 18, 2020 are not eligible for repayment. $31,547 is subject to potential recovery by VFM but will expire during the fiscal year ending May 31, 2023.

Prior to January 18, 2020, M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (“M.D. Sass”) provided investment management services to the Fund. Pursuant to the terms Advisory Agreement, the Fund compensated M.D. Sass for their management services at the annual rate of 0.30% of the Fund’s average daily net assets. M.D. Sass contractually agreed to waive their management fee and/or reimburse the Fund’s other expenses at least through September 28, 2020 (which terminated on January 18, 2020) to the extent necessary to ensure that the Fund’s operating expenses (excluding any front end or contingent deferred load, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation cap of 0.55% of average daily net assets for Class I shares. Amounts incurred during the period June 1, 2019 through January 17, 2020 are reflected as Investment advisory fees and expenses waived or reimbursed on the Statement of Operations and the table below.

Year Ended 5/31/20
Advisory	Waived	Reimb.
$32,172	$32,172	$49,985

As a result of the January 17, 2020 reorganization, amounts waived by or reimbursed by M.D. Sass prior to January 18, 2020 are not eligible for repayment.

Effective January 18, 2020, IFD began serving as the principal underwriter and distributor for the Fund and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee and/or service fee of up to 0.25% for Class A of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Fund are also Officers and Governors of IFD.

	Year Ended 5/31/20			Payable 5/31/20
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Class A	$79	$0	$11	$3

Prior to January 18, 2020, Quasar Distributors, LLC was the distributor and principal underwriter of the Fund. Quasar Distributors, LLC is an affiliate of U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) and U.S. Bank, N.A.

Effective January 18, 2020, IFS began serving as the transfer agent at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statement of Operations. Amounts incurred during the period from January 18, 2020 to May 31, 2020 are reflected as Transfer agent fees and Transfer agent out-of-pockets on the Statement of Operations. Fees incurred for the year ended May 31, 2019, and owed as of May 31, 2019 are $10,700 and 2,375, respectively.

Prior to January 18, 2020, U.S. Bancorp served as the transfer agent. Amounts incurred during the period June 1, 2019 through January 17, 2020 are Transfer agent fees and Transfer agent out-of-pockets on the Statement of Operations. Fees incurred for the year ended May 31, 2020 are $13,733.

Effective January 18, 2020, IFS began serving as the administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $1,000 per month for each additional share class plus reimbursement of out-of-pocket expenses. Amounts incurred during the period from January 18, 2020 to May 31, 2020 are included in Administrative service fees on the Statement of Operations. Fees incurred for the year ended May 31, 2020, and owed as of May 31, 2020 are $22,577 and 5,493, respectively. Certain Officers of the Fund are also Officers and Governors of IFS.

Prior to January 18, 2020, U.S. Bancorp served the administrative services agent. Amounts incurred during the period June 1, 2019 through January 17, 2020 are reflected as Administrative service fees on the Statement of Operations. Fees incurred for the year ended May 31, 2020 are $39,646.

Prior to January 18, 2020, U.S. Bank, N.A. and affiliate of U.S. Bancorp, served as the Fund’s custodian. Amounts incurred during the period June 1, 2019 through January 17, 2020 are included in Custodian fees on the Statement of Operations. Fees incurred for the year ended May 31, 2020 are $5,468.

Prior to January 18, 2020, certain officers of the Fund were also employees of U.S. Bancorp. A trustee was affiliated with U.S. Bank, N.A. and U.S. Bancorp. The same board member was an interested person of Quasar Distributors, LLC.

NOTE 8: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is required to be adopted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption by Management of ASU 2017-08 did not materially impact the Fund’s financial statements.

NOTE 9: Line of Credit

Prior to January 18, 2020, the S-T Gov Fund had a line of credit with a maximum amount of borrowing for the lessor of $2,500,000, 20% of the gross market value of the Fund, or 33.33% of the market value of unencumbered assets of the Fund which matures August 8, 2020. This unsecured line of credit was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility was with the Fund’s former custodian, U.S. Bank, N.A.  Prior to January 18, 2020, the interest rate under the lines of credit was 5.50% from June 1, 2019 through July 31, 2019, 5.25% from August 1, 2019 through September 18, 2019, 5.00% from September 19, 2019 through October 30, 2019, and 4.75% from October 31, 2019 through January 17, 2020. The Fund terminated the line of credit with U.S. Bank, N.A. on January 18, 2020, and did not borrow on the line of credit during the year ended May 31, 2020.

NOTE 10: Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2020, the following shareholder held over 25% of a Fund’s shares outstanding:

                Marc Brownstein 26.12%

NOTE 11: Subsequent Events

On June 26, 2020, the S-T Gov Fund declared and paid a distribution from ordinary income of $21 and $58,750 to the shareholders of record on June 25, 2020 of Class A and Class I, respectively.

On July 29, 2020, the S-T Gov Fund declared and paid a distribution from ordinary income of $23 and $63,121 to the shareholders of record on July 28, 2020 of Class A and Class I, respectively.

The Board of Trustees approved a change in fiscal year end from May 31 to July 31.  The change in fiscal year is effective June 1, 2020.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
1/21/20* to
5/31/20
NET ASSET VALUE, BEGINNING OF PERIOD	$9.26

Income (loss) from investment operations:
Net investment income (loss)	$0.09
Net realized and unrealized gain (loss) on investments (1)	0.02
Total from investment operations	$0.11

Less Distributions:
Dividends from net investment income	$(0.16)
Distributions from net realized gains	(0.00)
Total distributions	$(0.16)

NET ASSET VALUE, END OF PERIOD	$9.21

Total Return (excludes any applicable sales charge) #	1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$15
Ratio of expenses to average net assets after waivers ^ (2)	0.80%
Ratio of expenses to average net assets before waivers ^	1.28%
Ratio of net investment income to average net assets ^ (2)	2.68%
Portfolio turnover rate #	65.85%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the years indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
NET ASSET VALUE, BEGINNING OF PERIOD	$9.30	$9.36	$9.51	$9.75	$9.91

Income (loss) from investment operations:
Net investment income (loss)	$0.36	$0.29	$0.26	$0.25	$0.15
Net realized and unrealized gain (loss) on investments (1)	(0.05)	(0.05)	(0.11)	(0.19)	(0.11)
Total from investment operations	$(0.31)	$(0.24)	$0.15	$0.06	$0.04

Less Distributions:
Dividends from net investment income	$(0.40)	$(0.30)	$(0.30)	$(0.30)	$(0.20)
Total distributions	$(0.40)	$(0.30)	$(0.30)	$(0.30)	$(0.20)

NET ASSET VALUE, END OF PERIOD	$9.21	$9.30	$9.36	$9.51	$9.75

Total Return (excludes any applicable sales charge)	3.25%	2.66%	1.60%	0.64%	0.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$21,038	$17,418	$23,429	$36,394	$97,164
Ratio of expenses to average net assets after waivers (2)	0.55%	0.55%	0.55%	0.55%	0.58%
Ratio of expenses to average net assets before waivers	1.21%	1.24%	0.90%	0.64%	0.59%
Ratio of net investment income to average net assets (2)	3.88%	3.11%	2.71%	2.59%	1.51%
Portfolio turnover rate	65.85%	15.24%	98.95%	164.31%	182.08%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Integrity Short Term Government Fund (the “Fund”), a series of The Integrity Funds, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Viking Fund Management since 2009.

COHEN & COMPANY, LTD.

Chicago, Illinois

July 30, 2020

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		11/30/19	5/31/20	Period*	Ratio
Integrity Short Term Government Fund	Actual - Class I	$1,000.00	$1,016.10	$2.77	0.55%
	Hypothetical - Class I	$1,000.00	$1,022.25	$2.78	0.55%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 183 days in the one-half year period, and divided by 366 days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Transaction with M.D. Sass

Viking Fund Management, LLC (“VFM”), located at 1 Main Street North, Minot, North Dakota 58703, is a North Dakota limited liability company. On July 11, 2019, VFM entered into a Facilitation Agreement with M.D. Sass Investors Services, Inc. and M.D. Sass LLC (collectively, “M.D. Sass”) to complete certain transactions (collectively, the “Transaction”), which are described below.  The Transaction was completed on January 17, 2020.

The Transaction was comprised of the reorganization of two funds managed by M.D. Sass into series of The Integrity Funds (the “Trust”). M.D. Sass Short Term U.S. Government Agency Income Fund (the “Predecessor Fund”) was reorganized into Integrity Short Term Government Fund, a newly formed series of the Trust and M.D. Sass Equity Income Plus Fund was reorganized into Integrity Dividend Harvest Fund, an existing series of the Trust.  Shareholders of each M.D. Sass Fund approved the Agreement and Plan of Reorganization for their Fund at a meeting held on November 15, 2019.  With the completion of the Transaction, Corridor Investors, LLC (“Corridor”), through its subsidiaries, now provides investment advisory, distribution and other services to Integrity Short Term Government Fund (the “Government Fund”).

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreement

At a meeting held on August 2, 2019, the Board of Trustees (the “Board” or the “Trustees”) of the Integrity Funds (the “Trust”), including a majority of the trustees who are not parties to the investment advisory or sub-advisory agreement or “interested persons” of any such party (the “Independent Trustees”), approved the Investment Advisory Agreement (the “Advisory Agreement”), between the Trust, on behalf of the Government Fund, and Viking Fund Management, LLC (“Viking” or the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), between the Adviser and M.D. Sass Investors Services, Inc. (the “Sub-Adviser”), with respect to the Fund. The Board considered information received and discussions held at the August 2019 Board meeting and also meetings held prior in 2019.

In determining whether it was appropriate to approve the Advisory Agreement with respect to the Government Fund, the Trustees requested and reviewed information, provided by the Adviser, that they believed to be reasonably necessary to reach their conclusion.  In connection with the approval of the Advisory Agreement for the Government Fund, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission disclosure rules relating to the renewal of advisory contracts, which include, but are not limited to, the following:

(a) the nature, extent and quality of services to be provided by the Adviser to the Fund;

(b) the various personnel furnishing such services and their duties and qualifications;

(c) the Preceded Fund’s investment performance as compared to standardized industry performance data;

(d) the Adviser’s costs and profitability of furnishing the investment management services to the Fund;

(e) the extent to which the Adviser realizes economies of scale as the Fund grows larger and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

(f) an analysis of the rates charged by other investment advisers to similar funds;

(g) the expense ratios of the Fund as compared to data for comparable funds; and

(h) information with respect to all benefits to the Adviser associated with its relationship with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser’s proposed services and fees, among other information, the Trustees reviewed (1) the nature, extent and quality of the services to be provided to the Fund, including information regarding the personnel involved in the investment oversight process; (2) the advisory fees to be charged and estimated total expense ratio of the New Fund compared to a peer group of funds; (3) fee waivers or expenses to be reimbursed by the investment adviser and/or sub-adviser; and (4) potential benefits to be received by Adviser or its affiliates from its relationship with the Fund.  The Trustees also considered, among other things, that the Fund would be subadvised by the Sub-Adviser, which has managed the Predecessor Fund since inception, and the Predecessor Fund’s past performance.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, skills and capabilities of the Adviser and the representations from the Adviser that the Funds’ portfolio managers will continue to manage each Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Trustees, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, extent and quality of services.  The Board considered that the Adviser currently provides services to 11 funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds to municipal funds.  The Board also considered that the Adviser has a strong culture of compliance and provides quality services.  The Board noted that the experience and expertise of the Adviser are attributable to the long-term focus on managing investment companies and have the potential to enhance the Funds’ future performance.  Based on the information provided, the Board determined that the overall nature, extent and quality of the services to be provided by the Adviser are expected to be adequate and appropriate.

Investment performance.  With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board considered the resources involved in managing the Fund in light of the Adviser’s business model as well as fee waivers or expenses to be reimbursed under an Expense Limitation Agreement with the Adviser.  Because the New Fund has not yet commenced operations, profitability information was not available. However, based upon projected asset size and the impact of fee waivers or expenses to be reimbursed by the Adviser, the Board concluded that profitability was not expected to be unreasonable.

Economies of scale.  The Board considered the extent to which economies of scale would be realized as the Government Fund grows.  The Board considered the potential asset size of the Government Fund, as well as the Expense Limitation Agreement, and concluded that at this time the potential for economies of scale are limited.

Fees.  The Board considered the Government Fund’s proposed management fee rate and total net expense ratio after contractual expense reimbursements and fee waivers.  As a part of this analysis, the Board compared the proposed advisory fees and total net expenses to those of a relevant peer group for the Government Fund.  The Board concluded that the proposed advisory fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Adviser.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Adviser from its relationship to the Fund.  The Board noted that the Adviser and its affiliates do not realize material direct benefits from their relationship to the Funds except for fees earned for services provided. The Board considered that the Adviser uses an internal model to provide services to the Funds and that the Adviser or its affiliates provide most services to the Funds including distribution and transfer agency services.

In voting unanimously to renew the Advisory Agreement, the Board did not identify any single factor as being of paramount importance.  The Board noted that its discussion in this regard was premised on numerous factors including the nature, extent and quality of the services provided by Viking, Viking’s resources, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds.  The Board unanimously determined that, after considering all relevant factors, the renewal of the Advisory Agreement is in the best interests of each of the Funds and that the advisory fees are reasonable in light of the nature, extent and quality of services provided by the Adviser.

Sub-Advisory Agreement with M.D. Sass

In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Adviser and M.D. Sass with respect to the Fund, the Trustees requested and reviewed information, provided by M.D. Sass, that they believed to be reasonably necessary to reach their conclusion.  The following paragraphs summarize the material information and factors considered by the Trustees, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement: The Board considered information received and discussions held with personnel of M.D. Sass at the August 2019 Board meeting and also meetings held prior in 2019.

Nature, extent and quality of services. In reviewing the Sub-Advisory Agreement, the Board considered the nature, extent and quality of services to be provided by M.D. Sass.  In this regard, the Board considered that, under the Sub-Advisory Agreement, M.D. Sass is responsible for investment decision-making, brokerage and execution, risk management and compliance, while the Adviser is responsible for regulatory filings, proxy voting, marketing and distribution, and risk management and compliance oversight.  The Board considered information regarding the history and organizational structure of M.D. Sass, investment experience of M.D. Sass and qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel, the historical performance of the Predecessor Fund and the investment process of the Sub-Adviser.  The Board considered M.D. Sass’s significant expertise in managing government bond portfolios and investment style.  The Board also considered the reputation and resources of M.D. Sass.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by M.D. Sass were expected to be satisfactory.

Profitability.  The Board considered that the revenues from its relationship with the Fund constituted a relatively small portion of its overall revenues in light of the relatively small size of the Fund.  Accordingly, the Board determined that the profitability to M.D. Sass was not a material factor in its consideration and it evaluated profitability at the overall Fund level.

Economies of scale.  The Board considered the extent to which economies of scale would be realized as the New Fund grows.  The Board considered the potential asset size of the New Fund, as well as the Expense Reimbursement Agreement, and concluded that at this time the potential for economies of scale are limited.

Information with respect to all benefits to the Sub-Adviser associated with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Sub-Adviser from its relationship to the Fund.  The Board noted that the Sub-Adviser does not realize material direct benefits from its relationship to the Fund except for fees earned for services provided as sub-adviser. The Board also considered that the Sub-Adviser does not participate in soft dollar arrangements from securities trading in the Fund or receive other indirect benefits from its relationship with the Fund.  The Board considered the foregoing in reaching its conclusion that the sub-advisory fees are reasonable.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, extent and quality of the services provided by M.D. Sass, M.D. Sass’s resources, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  The Trustees unanimously determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement is in the best interests of the Fund and that the sub-advisory fees are reasonable in light of the nature, extent and quality of services provided by the Sub-Adviser.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the six series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the six series of The Integrity Funds and the six series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Fund’s organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2018), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to 2019); Trustee: Integrity Managed Portfolios (1999 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Trustee: Integrity Managed Portfolios (2006 to 2018), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), The Integrity Funds (2003 to present),  and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Fund and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The Statement of Additional Information (“SAI”)  contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Minot Area Community Foundation

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to 2017) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Managed Portfolios (2008 to 2018), The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

•   Social Security number, name, address

•   Account balance, transaction history, account transactions

•   Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings. We

•   train employees on privacy, information security and protection of client information.

•   limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or seek financial or tax advice

•   provide account information or give us your contact information

•   make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes-information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.  They can be financial and nonfinancial companies

•   The Integrity Funds

•   Viking Mutual Funds

•   Corridor Investors, LLC

•   Viking Fund Management, LLC

•   Integrity Funds Distributor, LLC

•   Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

  The Integrity Funds
  Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-PORT and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Fund to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Fund may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity Mid-North American Resources Fund

Government Bond Fund

Integrity Short Term Government Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $16,000 for the year ended May 31, 2019, and $18,500 for the year ended May 31, 2020.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended May 31, 2019, and $0 for the year ended May 31, 2020.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $2,500 for the year ended May 31, 2019, and $3,000 for the year ended May 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 7, 2020

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 7, 2020